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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

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                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

     Date of report (Date of earliest event reported): September 22, 2006

                     Lehman ABS Corporation, on behalf of:

           CORPORATE BACKED TRUST CERTIFICATES, SERIES 2001-24 TRUST
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            (Exact Name of Registrant as Specified in Its Charter)


       Delaware                    001-31864                  13-3447441
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   (State or Other              (Commission File           (I.R.S. Employer
   Jurisdiction of                  Number)               Identification No.)
    Incorporation)


  Lehman ABS Corporation
  745 Seventh Avenue
  New York, New York                                             10019
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(Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code: (212) 526-7000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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The Corporate Backed Trust Certificates, Series 2001-24 Trust, which we refer to herein as the "Trust," was formed pursuant to the Standard Terms for Trust Agreements, dated as of January 16, 2001, between Lehman ABS Corporation, as depositor, and U.S. Bank Trust National Association, as trustee, as supplemented by the Series Supplement in respect of the Trust dated as of June 8, 2001.

Item 8.01. OTHER EVENTS

On September 22, 2006, a final distribution was made to the holders of the certificates issued by the Trust in connection with the exercise of the 100% of the outstanding call warrants and termination of the Trust under the terms of the Trust Agreement. Specific information with respect to the distributions is filed as Exhibit 1 hereto.

No other reportable transactions or matters have occurred during the current reporting period.

Deutsche Telekom AG, the guarantor of the underlying securities, is subject to the information reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). For information on Deutsche Telekom AG please see its periodic and current reports filed with the Securities and Exchange Commission (the "Commission") under Deutsche Telekom AG's Exchange Act file number, 001-14540. The Commission maintains a site on the World Wide Web at "http://www.sec.gov" at which users can view and download copies of reports, proxy and information statements and other information filed electronically through the Electronic Data Gathering, Analysis and Retrieval system, or "EDGAR." Periodic and current reports and other information required to be filed pursuant to the Exchange Act by Deutsche Telekom AG may be accessed on this site. Neither Lehman ABS Corporation nor the Trustee has participated in the preparation of such reporting documents, or made any due diligence investigation with respect to the information provided therein. Neither Lehman ABS Corporation nor the Trustee has verified the accuracy or completeness of such documents or reports. There can be no assurance that events affecting the guarantor of the underlying securities, the issuer of the underlying securities or the underlying securities themselves have not occurred or have not yet been publicly disclosed which would affect the accuracy or completeness of the publicly available documents described above.


Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c)   The following exhibit is filed as part of this report:

      1 Trustee's Final Distribution Statement to the Corporate Backed Trust Certificates, Series 2001-24 Certificate Holders for the period ending September 22, 2006.


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                                   SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  September 22, 2006


                                            Lehman ABS Corporation

                                            By: /s/ Charles M. Weaver
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                                            Name:  Charles M. Weaver
                                            Title: Senior Vice President


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                                 EXHIBIT INDEX

Exhibit
Number    Description
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   1      Trustee's Final Distribution Statement to the Corporate Backed Trust
          Certificates, Series 2001-24 Certificate Holders for the period ending September 22, 2006


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